Texas Capital Government Money Market Fund

Institutional Class Shares: TXGXX

Lonestar Class Shares: TLGXX

Summary Prospectus

April 30, 2026

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI and other information about the Fund online at https://fundsmanagement.texascapital.com/funds/txgxx/. You can also get this information at no cost by calling 1 -844-822 -3837 (844- TCB-ETFS) or by sending an email request to Fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated April 30, 2026, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Texas Capital Government Money Market Fund (the “Fund”) seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”) . You may pay other fees on your purchases and sales of Shares, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Lonestar	Institutional
	Class Shares	Class Shares
Management Fee	0.20%	0.20%
Distribution and Service (12b-1) Fee	0.25%	0.00%
Other Expenses	0.92%	0.92%
Total Annual Fund Operating Expenses	1.37%	1.12%
Less Fee Waiver/Expense Reimbursement(1)	(0.92)%	(0.92)%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement(1)	0.45%	0.20%

(1)	Texas Capital Bank Wealth Management Services, Inc., doing business as Texas Capital Bank Private Wealth Advisors (the “Adviser”), has contractually agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, 12b-1 fees, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement to 0.20% and 0.25% of the Fund’s average daily net assets with respect to Institutional Class Shares and Lonestar Class Shares, respectively (the “Expense Limit”) through April 30, 2027. The contractual arrangement may only be changed or eliminated by the Board of Trustees upon 60 days’ written notice to the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses pursuant to this agreement if such recoupment does not cause the Fund’s Total Annual Fund Operating Expenses after such recoupment to exceed the lesser of (i) the Expense Limit in effect at the time of the waiver or reimbursement and (ii) the Expense Limit in effect at the time of recoupment and the recoupment is made within three years after the end of the month in which the Adviser incurred the expense.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your Shares at the end of those periods. This Example does not reflect the effect of brokerage commissions or other transaction costs you paid in connection with the purchase or sale of Shares. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver/expense reimbursement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Lonestar Class Shares	$46	$343	$662	$1,566
Institutional Class Shares	$20	$264	$528	$1,281

PRINCIPAL INVESTMENT STRATEGIES

Principal Investments

The Fund is a money market fund and seeks to maintain a stable price of $1.00 per share. To do this, the Fund invests in a diversified portfolio of high quality, U.S. government money market instruments and in related repurchase agreements.

Money market instruments generally are short-term debt obligations and similar securities. They also may include longer-term bonds that have variable interest rates or other special features that give them the financial characteristics of short-term debt. The Fund has adopted a policy to invest 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities) in order to qualify as a “government money market fund” under federal regulations. By operating as a government money market fund, the Fund is exempt from requirements that permit the imposition of a liquidity fee. Many U.S. government money market instruments pay income that is generally exempt from state and local income tax, although they may be subject to corporate franchise tax in some states. In addition, under normal circumstances, the Fund invests at least 80% of its net assets in U.S. government securities, including government securities subject to repurchase agreements.

The Fund may invest a significant percentage of its assets in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases government securities and simultaneously commits to resell them to the same counterparty at a future time and at a price reflecting a market rate of interest.

Income from repurchase agreements may not be exempt from state and local income taxation. Repurchase agreements often offer a higher yield than investments directly in government securities.

Management Process

Texas Capital Bank Wealth Management Services, Inc., doing business as Texas Capital Bank Private Wealth Advisors, acts as the Fund’s investment adviser. As investment adviser, the Adviser makes the Fund’s investment decisions. The Adviser selects money market instruments for the Fund based on its assessment of relative values and changes in market and economic conditions.

The Adviser considers safety of principal and liquidity in selecting securities for the Fund and thus may not buy securities that pay the highest yield.

PRINCIPAL INVESTMENT RISKS

The value of an investment in the Fund is subject to investment risks, which means investors could lose money. There is no assurance that the Fund will achieve its investment objective.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of the bank or a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

The Fund is subject to the risks described below. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information about the Fund’s Principal Investment Risks”.

Money market instruments generally have a low risk of loss, but they are not risk-free. The principal risks presented by an investment in the Fund are:

Credit Risk: Issuers of money market instruments or financial institutions that have entered into repurchase agreements with the Fund may fail to make payments when due or complete transactions or they may become less willing or less able to do so.

Interest Rate Risk: The value of the Fund’s investments generally will fall when interest rates rise, and its yield will tend to lag behind prevailing rates. The Fund may face a heightened level of interest rate risk due to certain changes in general economic conditions, inflation and monetary policy, such as certain types of interest rate changes by the Federal Reserve.

U.S. Government Securities Risk: There are different types of U.S. government securities with different levels of credit risk, including the risk of default, depending on the nature of the particular government support for that security. For example, a U.S. government-sponsored entity, such as Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“Freddie Mac”), although chartered or sponsored by an Act of Congress, may issue securities that are neither insured nor guaranteed by the U.S. Treasury and are therefore riskier than those that are.

Repurchase Agreements Risk: Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations.

Liquidity Risk: Although the Fund invests in a diversified portfolio of high-quality instruments, the Fund’s investments may become less liquid as a result of market developments or adverse investor perception. If this happens, the Fund’s ability to redeem its Shares for cash may be affected.

Management Risk: The risk that the investment strategies, techniques and risk analyses employed by the Adviser may not produce the desired results.

Investment and Market Risk. As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or prolonged periods of time. Markets can decline in value sharply and unpredictably which may affect the Fund’s ability to maintain a $1.00 share price. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region, or financial market.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value (“NAV”) and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third parties, failed or inadequate processes and technology or systems failures.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) the performance of the Fund’s Institutional Class Shares over the past calendar year; and (b) the average annual returns of the Fund’s Institutional Class Shares for 1 year and since inception periods ended December 31, 2025. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Fund’s Lonestar Class Shares have not commenced operations as of the date of the Prospectus. You may obtain the Fund’s current 7-day yield by calling toll free 844.822.3837 (844.TCB.ETFS) or by visiting the Fund’s website at https://fundsmanagement.texascapital.com/funds/txgxx/. Updated performance information is also available on the Fund’s website at https://fundsmanagement.texascapital.com/funds/txgxx/.

Annual Total Return for Year Ended December 31, 2025

(Institutional Class Shares)

●	During the period shown in the bar chart, the highest return for a quarter was 1.04% during the quarter ended September 30, 2025.

●	During the period shown in the bar chart, the lowest return for a quarter was 0.95% during the quarter ended December 31, 2025.

Average Annual Total Returns for Periods Ended December 31, 2025

		Since Inception
	One Year	(July 17, 2024)
Texas Capital Government Money Market Fund
(Institutional Class Shares)	4.10%	4.34%

INVESTMENT ADVISER

Adviser: The Fund’s investment adviser is Texas Capital Bank Wealth Management Services, Inc., doing business as Texas Capital Bank Private Wealth Advisors.

SUMMARY INFORMATION ABOUT PURCHASES, SALES, TAXES, AND

FINANCIAL INTERMEDIARY COMPENSATION

PURCHASE AND SALE OF FUND SHARES

You may buy or sell Institutional Class Shares through a brokerage or mutual fund account, through a retirement account, or through an investment professional.

You may buy or sell Institutional Class Shares in various ways:

Internet

https://fundsmanagement.texascapital.com/funds/txgxx/

Phone

844.822.3837 (844.TCB.ETFS)

Regular Mail
Additional purchases:	Redemptions:
Texas Capital Government Money Market Fund	Texas Capital Government Money Market Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	P.O. Box 46707
Cincinnati, Ohio 45246	Cincinnati, Ohio 45246

Overnight Mail
Additional purchases:	Redemptions:
Texas Capital Government Money Market Fund	Texas Capital Government Money Market Fund
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450	225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246	Cincinnati, Ohio 45246

You may buy or sell Lonestar Class Shares in accounts held through Texas Capital Bank; the Adviser; or other financial intermediaries that have an agreement with the Fund’s distributor to offer Lonestar Class Shares. You may buy or sell Lonestar Class Shares by contacting your financial advisor.

The price to buy one Share is its NAV. Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one Share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The Fund is open for business each day the New York Stock Exchange (“NYSE”) is open.

There is a $1,000 minimum initial investment for Shares of the Fund offered in this Prospectus. There is no minimum investment amount for subsequent investments.

TAX INFORMATION

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

PURCHASES THROUGH BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.